                        TERM SHEET DATED JULY 23, 1997


                       Green Tree Financial Corporation

               Manufactured Housing Contract Senior/Subordinate

                   Pass-Through Certificates, Series 1997-5

                          $550,000,000 (Approximate)




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED JULY 23, 1997

                       Green Tree Financial Corporation

               Manufactured Housing Contract Senior/Subordinate

                   Pass-Through Certificates, Series 1997-5

                          $550,000,000 (Approximate)

                              Subject to Revision

SELLER/SERVICER:                 Green Tree Financial Corporation ("Green Tree").
TRUSTEE:                         Firstar Trust Company, Milwaukee, Wisconsin.
UNDERWRITERS:                    Lehman Brothers (Lead), Merrill Lynch & Co., Salomon Brothers Inc

                                               Ratings              WAL              Exp Final
                      Amount               (Moody's/Fitch)       @ 150% MHP          Maturity
                      ------               ---------------       ----------          ---------
To Call:
  A-1               $71,832,000              Aaa / AAA              0.90             03/15/99
  A-2               $39,852,000              Aaa / AAA              2.05             01/15/00
  A-3               $60,675,000              Aaa / AAA              3.07             04/15/01
  A-4               $94,384,000              Aaa / AAA              5.15             05/15/04
  A-5               $22,426,000              Aaa / AAA              7.25             04/15/05
  A-6               $94,855,000              Aaa / AAA             10.20             10/15/10
  A-7               $83,476,000              Aaa / AAA             16.22             01/15/15
  M-1               $41,250,000              Aa3 / AA-             10.33             01/15/15
  B-1               $22,000,000             Baa1 / BBB+             6.68             07/15/07
  B-2               $19,250,000             Baa1 / A               15.02             01/15/15

To Maturity
  A-7               $83,476,000              Aaa / AAA             17.68             11/15/22
  M-1               $41,250,000              Aa3 / AA-             10.76             11/15/22
  B-2               $19,250,000             Baa1 / A               20.71             10/15/27

CUT-OFF DATE:                    July 1, 1997 (or the date of origination, if later)
EXP. PRICING:                    July 24, 1997
EXP. SETTLEMENT:                 July 31, 1997
INTEREST/PRINCIPAL:              The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on August 15, 1997.
ERISA:                           Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

SMMEA:                            Class A and M-1 Certificates are SMMEA eligible. Class B-1 and B-2 Certificates are not SMMEA eligible.
TAX STATUS:                       The Trust will elect to be treated as a REMIC for federal income tax purposes.
OPTIONAL REDEMPTION:              Less than 10% of the original pool balance outstanding.

                                   STRUCTURE

CREDIT ENHANCEMENT:              Class A:  15.00% subordination (Class M-1, B-1, and B-2) & Residual (Class C)
                                 Class M-1:  7.5% subordination (Class B-1 and B-2) & Residual (Class C)
                                 Class B-1:  3.5% subordination (Class B-2) & Residual (Class C)
                                 Class B-2:  Limited Guarantee plus Residual (Class C)

DISTRIBUTIONS:                   The Amount Available on each Remittance Date generally includes the sum of (a)
                                 payments on the Contracts due and received during the preceding month, (b)
                                 prepayments and other unscheduled collections received during the preceding month and (c) all collections of principal on the Contracts received during the current month up to and including the third business day prior to such Remittance Date
                                 (but in no event later than the 10th day of the month in which the Remittance
                                 Date occurs), minus (d) with respect to all Remittance Dates other than August
                                 15, 1997, all collections of principal on the Contracts received during the preceding month up to but excluding the third business day prior to the preceding
                                 Remittance Date (but in no event later than the 10th day of the prior month).
                                 The Amount Available will generally be applied first to the distribution of interest on Class A, M-1 and B-1 Certificates, then to the distribution of principal on Class A, M-1 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2 Certificates.

INTEREST
(Class A, M-1, B-1):             Interest will be distributable first to each Class of Class A Certificates concurrently, then to the Class M-1 Certificates and then to the Class B-1
                                 Certificates.  Interest on the outstanding Class A Principal Balance, Class M-1
                                 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as
                                 applicable, will accrue from the Settlement Date, or from the most recent
                                 Remittance Date on which interest has been paid to but excluding the following
                                 Remittance Date.

                                 Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                                 After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available.  After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid
                                 Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available.

                                 The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount.  The Class M-1 Principal Balance is the
                                 Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                                 The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount.  The Class B-1 Principal Balance is the
                                 Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class A, M-1, B-1):          After the payment of all interest distributable to
                              Class A, Class M-1 and Class B-1
                              Certificateholders, principal will be distributed
                              in the following manner.

                              Class A Percentage will be distributed
                              sequentially to the Class A-1, A-2, A-3, A-4, A-5,
                              A-6, and A-7 Certificateholders.

                              The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal
                              Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class
                              A Principal Balance and (ii) if the Class M-1
                              Distribution Test is satisfied on such Remittance
                              Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B
                              Principal Balance, otherwise zero, all as of such Remittance Date.

                              The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution
                              Test is satisfied.

                              The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal
                              Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or
                              (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal
                              Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class
                              A Principal Balance, if any, and (ii) the Class M-
                              1 Principal Balance and (ii) if the Class B
                              Distribution Test is satisfied on such Remittance
                              Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                              The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August
                              2001; (ii) the Average Sixty-Day Delinquency Ratio
                              Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance
                              Date must not exceed 5.5%; (iv) Cumulative
                              Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool
                              Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current
                              Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%;
                              and (vi) the sum of the Class M-1 Principal
                              Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.5%.

                              The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class
                              M-1 Principal Balance have been reduced to zero or
                              (ii) the Class B Distribution Test is satisfied.

                              The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal
                              Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B
                              Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                              The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2001;
                              (ii) the Average Sixty-Day Delinquency Ratio Test
                              (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.


                              Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the
                              Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $11,000,000.

INTEREST
(Class B-2):                  Interest on the outstanding Class B-2 Principal
                              Balance will accrue from the Settlement Date, or
                              from most recent Remittance Date on which interest
                              has been paid to but excluding the following
                              Remittance Date.

                              To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee
                              Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2
                              Principal Balance.

                              The Class B-2 Principal Balance is the Original
                              Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                              Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance
                              Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):                  The Class B-2 Certificateholders will be entitled
                              to receive principal on each Remittance Date on
                              which: (i) the Class B-1 Principal Balance has
                              been reduced to zero and (ii) the Class B
                              Distribution Test is satisfied, provided however
                              that if the Class A, Class M-1 and Class B-1
                              Principal Balances have been reduced to zero, the
                              Class B-2 Certificateholders will nevertheless be
                              entitled to receive principal.

                              The Company will be obligated under the Limited
                              Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal
                              Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2
                              Certificates. On each Remittance Date, Class B-2
                              Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2
                              Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:                    If Net Liquidation Proceeds from Liquidated
                              Contracts in the respective collection period are
                              less than the Scheduled Principal Balance of such
                              Liquidated Contract, the shortfall amount will be
                              absorbed by the Class C Certificateholders, then
                              the Guarantee Fee, otherwise payable to Green
                              Tree, if any, then the Monthly Servicing Fee (as
                              long as Green Tree is the Servicer), then the
                              Class B-2 Certificateholders, then the Class B-1
                              Certificateholders, and then the Class M-1
                              Certificateholders.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

CONTRACTS:                       The information concerning the Initial Contracts presented below is based on a pool originated through July 11, 1997. Green Tree intends to acquire and sell additional Contracts, which are sufficient to support the balance of Certificates sold, to the Trust by the Closing Date. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

                                                  THE INITIAL CONTRACT POOL

                                 Number of MHCs in pool:                               8,102
                                 Wgt. Avg. Contract Rate:                             9.634%
                                 Range of Rates:                              4.00% - 16.75%
                                 Wgt. Avg. Orig. Maturity:                          300 mos.
                                 Range of Orig. Maturity:                        24-360 mos.
                                 Wgt. Avg. Rem. Maturity:                           299 mos.
                                 Range of Rem. Maturity:                         24-360 mos.
                                 Avg. Rem Princ. Balance:                         $40,197.69
                                 Wgt. Avg. LTV:                                      88.876%
                                 New/Used:                                           69%/31%
                                 Single/Double:                                      31%/69%
                                 Park/Private:                                       25%/75%

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                           % of Contract                                      % of Contract Pool
                           Number          Pool by Number        Aggregate Principal            by Outstanding
State                   of Contracts        of Contracts         Balance Outstanding          Principal Balance
-----                   ------------        ------------         -------------------          -----------------
NC                           749                9.24%              $ 31,887,197.41                   9.79%
TX                           614                7.58                 23,693,009.54                   7.27
MI                           495                6.11                 22,508,779.42                   6.91
FL                           424                5.23                 18,283,798.58                   5.61
Other States/(1)/          5,820               71.83                229,308,930.73                  70.41
                           -----              ------               ---------------                 ------
 Total (2)                 8,102              100.00%              $325,681,715.68                 100.00%
                           =====              ======               ===============                 ======


---------------------
(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.
(2)  Percentages do not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Lehman Brothers account executive for another copy.

                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                                           % of Contract Pool
                                   Number of                Aggregate Principal              by Outstanding
Year of Origination (1)            Contracts                Balance Outstanding            Principal Balance
-----------------------            ---------                -------------------            -----------------
         1983                           1                   $     23,603.60                      0.01%
         1984                           6                         53,785.68                      0.02
         1985                          18                        209,457.04                      0.06
         1986                           6                         51,583.73                      0.02
         1987                           1                          8,588.44                         *
         1988                           1                          4,973.82                         *
         1989                           9                        170,023.04                      0.05
         1990                           8                        117,393.38                      0.04
         1991                           4                         68,088.57                      0.02
         1992                           9                        196,416.92                      0.06
         1993                           3                         40,925.63                      0.01
         1994                          41                      1,167,456.41                      0.36
         1995                          53                      1,713,963.51                      0.53
         1996                         610                     24,393,150.36                      7.49
         1997                       7,332                    297,462,305.55                     91.34
                                    -----                   ---------------                    ------
               Total (2)            8,102                   $325,681,715.68                    100.00%
                                    =====                   ===============                    ======

------------------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.
(2) Percentages do not add to 100% due to rounding.


             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                                                           % of Contract Pool
Original Contract                   Number of               Aggregate Principal              by Outstanding
Amount (in Dollars)(1)              Contracts               Balance Outstanding            Principal Balance
----------------------              ---------               -------------------            -----------------
Less than $25,000.01                  2,207                  $ 37,159,939.98                     11.41%
$25,000.01 - $50,000.00               3,674                   129,484,363.08                     39.76
$50,000.01- $75,000.00                1,487                    89,744,903.96                     27.56
$75,000.01 - $100,000.00                543                    46,424,259.88                     14.25
$100,000.01 - $125,000.00               144                    15,998,412.86                      4.91
$125,000.01 - $150,000.00                32                     4,297,175.00                      1.32
$150,000.01 - $175,000.00                13                     2,080,911.51                      0.64
$175,000.01 - $200,000.00                 1                       182,080.76                      0.06
$300,000.01 - $325,000.00                 1                       309,668.65                      0.10
                                      -----                  ---------------                    ------
     Total                            8,102                  $325,681,715.68                    100.00%
                                      =====                  ===============                    ======


(1) The largest original Contract amount is $309,668.65, which represents 0.10% of the Initial Pool Principal Balance.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS


                                                                           % of Contract Pool
                               Number of         Aggregate Principal         by Outstanding
Loan-to-Value Ratio(1)         Contracts         Balance Outstanding        Principal Balance
----------------------         ---------         -------------------        -----------------
Less than 31%                       36             $  1,452,256.42                 0.45%
31% - 60%                          250                9,870,883.20                 3.03
61% - 65%                          100                4,394,931.88                 1.35
66% - 70%                          132                5,976,077.20                 1.83
71% - 75%                          214                9,999,766.78                 3.07
76% - 80%                          535               21,515,763.36                 6.61
81% - 85%                          722               31,941,208.70                 9.81
86% - 90%                        2,031               86,604,134.48                26.59
91% - 95%                        2,085               84,224,045.54                25.86
96% - 100%                       1,997               69,702,648.12                21.40
                                 -----             ---------------               ------
   Total                         8,102             $325,681,715.68               100.00%
                                 =====             ===============               ======

--------------------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                 CONTRACT RATES

                                                                           % of Contract Pool
Range of Contracts by          Number of         Aggregate Principal         by Outstanding
Contract Rate                  Contracts         Balance Outstanding        Principal Balance
-------------                  ---------         -------------------        -----------------
0.0000% - 8.000%                   721             $ 53,461,015.58                16.42%
8.001% - 9.000%                  1,270               69,202,137.61                21.25
9.001% - 10.000%                 2,179               87,971,240.44                27.01
10.001% - 11.000%                1,471               55,154,387.26                16.94
11.001% - 12.000%                1,416               41,088,635.36                12.62
12.001% - 13.000%                  526               10,689,048.44                 3.28
13.001% - 14.000%                  392                6,704,950.70                 2.06
14.001% - 15.000%                   26                  397,374.98                 0.12
Over 15.000%                       101                1,012,925.31                 0.31
                                 -----             ---------------               ------
   Total                         8,102             $325,681,715.68               100.00%
                                 =====             ===============               ======

                          REMAINING MONTHS TO MATURITY

                                                                           % of Contract Pool
                               Number of         Aggregate Principal         by Outstanding
Months Remaining               Contracts         Balance Outstanding        Principal Balance
----------------               ---------         -------------------        -----------------
Less than 37                        15            $    108,497.14                  0.03%
37 - 72                            193               1,910,704.60                  0.59
73 - 120                           800              13,020,860.03                  4.00
121 - 180                        1,446              36,474,495.47                 11.20
181 - 240                        1,674              56,989,997.07                 17.50
241 - 300                          726              27,391,825.33                  8.41
301 - 360                        3,248             189,785,336.04                 58.27
                                 -----            ---------------                ------
   Total                         8,102            $325,681,715.68                100.00%
                                 =====            ===============                ======

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES/(1)/

                            75% MHP                100% MHP               125% MHP               150% MHP
                          WAL/Maturity           WAL/Maturity           WAL/Maturity           WAL/Maturity
To Call
A-1                       1.38 / 02/00           1.17 / 09/99           1.02 / 06/99           0.90 / 03/99
A-2                       3.20 / 06/01           2.68 / 10/00           2.32 / 05/00           2.05 / 01/00
A-3                       4.85 / 06/03           4.06 / 07/02           3.49 / 10/01           3.07 / 04/01
A-4                       8.02 / 01/08           6.78 / 06/06           5.86 / 04/05           5.15 / 05/04
A-5                      11.12 / 05/09           9.48 / 08/07           8.21 / 04/06           7.25 / 04/05
A-6                      14.91 / 02/16          13.03 / 02/14          11.48 / 04/12          10.20 / 10/10
A-7                      21.88 / 10/20          19.79 / 09/18          17.88 / 09/16          16.22 / 01/15
M-1                      14.76 / 10/20          13.02 / 09/18          11.55 / 09/16          10.33 / 01/15
B-1                      10.24 / 03/12           8.77 / 06/10           7.61 / 11/08           6.68 / 07/07
B-2                      20.49 / 10/20          18.46 / 09/18          16.58 / 09/16          15.02 / 01/15
To Maturity
A-7                      23.06 / 03/26          21.18 / 05/25          19.36 / 04/24          17.68 / 11/22
M-1                      15.11 / 03/26          13.43 / 05/25          11.99 / 04/24          10.76 / 11/22
B-2                      23.97 / 10/27          22.92 / 10/27          21.80 / 10/27          20.71 / 10/27


                            175% MHP               250% MHP               300% MHP               350% MHP
                          WAL/Maturity           WAL/Maturity           WAL/Maturity           WAL/Maturity
To Call
A-1                       0.81 / 01/99           0.63 / 09/98           0.55 / 08/98           0.49 / 06/98
A-2                       1.85 / 10/99           1.43 / 04/99           1.25 / 01/99           1.10 / 11/98
A-3                       2.75 / 11/00           2.11 / 02/00           1.84 / 10/99           1.63 / 07/99
A-4                       4.49 / 07/03           3.28 / 09/01           2.82 / 02/01           2.49 / 08/00
A-5                       6.35 / 05/04           4.43 / 05/02           3.70 / 06/01           3.24 / 12/00
A-6                       9.02 / 06/09           6.48 / 03/06           5.30 / 09/04           4.43 / 07/03
A-7                      14.69 / 06/13          11.24 / 12/09           9.53 / 03/08           8.14 / 10/06
M-1                       9.64 / 06/13           8.13 / 12/09           7.41 / 03/08           6.83 / 10/06
B-1                       6.37 / 12/06           5.75 / 07/05           5.48 / 12/04           5.27 / 06/04
B-2                      13.78 / 06/13          11.02 / 12/09           9.68 / 03/08           8.61 / 10/06
To Maturity
A-7                      16.12 / 05/21          12.39 / 11/16          10.53 / 06/14           9.03 / 06/12
M-1                      10.09 / 05/21           8.60 / 11/16           7.90 / 06/14           7.35 / 06/12
B-2                      19.81 / 10/27          16.89 / 10/27          15.13 / 10/27          13.59 / 10/27

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                      Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Months Remaining      Balance Outstanding  Original Term  Remaining Term  Contract Rate
----------------      -------------------  -------------  --------------  --------------
0 to 120                $ 15,916,524.05           98             98           11.871%
121 to 180                30,698,363.84          175            175           11.427%
181 to 240                45,077,619.00          237            237           10.579%
241 to 300                26,713,575.48          298            298           10.648%
301 to 360               105,912,201.94          360            360            9.608%
                        ---------------          ---            ---           ------
    Total               $224,318,284.31          284            284           10.336%
                        ===============

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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